                                                                      EXHIBIT 24

    I, Craig R. Edwards, hereby certify that the attached Power of Attorney is a true and exact copy of said power as executed by the members of the Board of Directors of Washington National Corporation on August 21, 1995.

                                                   /s/ Craig R. Edwards

                                          --------------------------------------
                                            VICE PRESIDENT, CORPORATE COUNSEL
                                                 AND CORPORATE SECRETARY

                    RESOLUTION OF THE BOARD OF DIRECTORS OF
                        WASHINGTON NATIONAL CORPORATION

    WHEREAS, a power of attorney was executed by the various officers and directors of Washington National Corporation on March 12, 1992 and whereas such power of attorney no longer accurately reflects the current composition of Board of Directors of the Corporation, therefore it is in the best interest of the Corporation to file an updated power of attorney to effectuate all filings required under the Securities Act of 1933;

NOW, THEREFORE, BE IT RESOLVED:

    1.  All prior powers of attorney heretofore executed are hereby terminated.

    2. The individual Directors of Washington National Corporation are hereby authorized and directed to execute a new power of attorney in the form submitted to this meeting.

                               POWER OF ATTORNEY

    The undersigned Directors of Washington National Corporation hereby constitute and appoint Robert W. Patin, Thomas Pontarelli and Thomas C. Scott and each of them, their true and lawful attorneys and agents, to do any and all acts and things and to execute on their behalf any and all instruments which said attorneys or agents, or any of them, may deem necessary or desirable to enable the Corporation to register 50,000 shares of the Corporation's Common Stock and related Common Stock Purchase Rights for issuance under the terms of the Corporation's Automatic Dividend Reinvestment and Stock Purchase Plan and comply with:

    a) the Securities Act of 1933 and any regulations of the Securities and Exchange Commission in respect thereof in connection with the registration of securities of the Corporation under the Securities Act of 1933, including specifically but without limiting the generality of the foregoing, power and authority to sign the name or names of any one or more of the Corporation and the undersigned directors and officers to any documents filed as part of or in connection with any filing required by the Securities Act of 1933, and any and all amendments thereto, and any and all exhibits thereto, and each of the undersigned hereby ratifies and confirms all that said attorneys and agents shall do or cause to be done by virtue hereof, and

    b) the laws, rules and regulations of states in which appropriate action shall be taken to qualify or register for sale all or such part of the securities of this Corporation as said persons may deem necessary or advisable in order to comply with the applicable laws or regulations of any such states, and in connection therewith to execute and file all requisite papers and documents, including, but not limited to applications, reports, surety bonds, irrevocable consents and appointments of attorneys for service of process; and the execution by such officers of any such paper or document or the doing by them of any act in connection with the foregoing matters shall conclusively establish the authority therefor from this Corporation and the approval and ratification by this Corporation of the papers and documents so executed and the action so taken.

    IN WITNESS WHEREOF, the undersigned have executed this POWER OF ATTORNEY dated August 21, 1995 in one or more counterparts.

                         NAME                                          TITLE                         DATE
------------------------------------------------------  ------------------------------------  -------------------

                     /s/ Frederick R. Blume
     -------------------------------------------                      Director
                  Frederick R. Blume

                  /s/ Elaine R. Bond
     -------------------------------------------                      Director
                    Elaine R. Bond

              /s/ Ronald L. Bornhuetter
     -------------------------------------------                      Director
                Ronald L. Bornhuetter

                /s/ W. Francis Brennan
     -------------------------------------------                      Director
                  W. Francis Brennan

                   /s/ Lee A. Ellis
     -------------------------------------------                      Director
                     Lee A. Ellis

                  /s/ John R. Haire
     -------------------------------------------                      Director
                    John R. Haire
                                                                                              August 21, 1995
               /s/ Stanley P. Hutchison
     -------------------------------------------                      Director
                 Stanley P. Hutchison

              /s/ George P. Kendall, Jr.
     -------------------------------------------                      Director
                George P. Kendall, Jr.

             /s/ Frank L. Klapperich, Jr.
     -------------------------------------------                      Director
               Frank L. Klapperich, Jr.

                 /s/ Lee M. Mitchell
     -------------------------------------------                      Director
                   Lee M. Mitchell

                 /s/ Robert W. Patin
     -------------------------------------------                      Director
                   Robert W. Patin

                    /s/ Rex Reade
     -------------------------------------------                      Director
                      Rex Reade